                                                                    EXHIBIT 99.1

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of Prior Payment Date:                           $           -
Available Funds:
   Contract payments received in this period                                                 $   26,538.54
    Sales, Use and Property Tax, Maintenance, Late Charges                                   $   19,305.41
    Prepayment Amount related to early termination in this period                            $    7,283.93
    Servicer Advance                                                                         $           -
    Proceeds received from recoveries on previously Defaulted Contracts                      $    8,876.00
    Proceeds on closed accounts (Chargeoffs/Settlements)                                     $           -
    Transfer from Reserve Account                                                            $           -
    Interest Earned on Collection Account                                                    $      917.95
    Interest Earned on CSA Reserve Account                                                   $       43.09
    Funds allocated if shortfall exists from the CSA Reserve Account                         $           -
    Amounts paid per Contribution & Servicing Agreement Section 7.01 - Substitution          $           -
    Amounts paid under Insurance Policies                                                    $           -
    Any other amounts                                                                        $           -
                                                                                             -------------
    Total Available Funds                                                                    $   62,964.92
    Less Amounts to be Retained in Collection Account                                        $           -
                                                                                             -------------
    AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH                                                $   62,964.92
                                                                                             =============

    DISTRIBUTION OF FUNDS:
    1.  To Trustee-Fees & Expenses                                                           $    2,804.81
    2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances           $           -
    3.  To Servicer, Tax, Maintenance, Late Charges                                          $   19,305.41
    4.  To Servicer, Servicing Fee and other Servicing Compensations                         $    9,026.96
    5.  To Noteholders
           Class A1 Interest                                                                 $           -
           Class A2 Interest                                                                 $           -
           Class A3 Interest                                                                 $           -
           Class A4 Interest                                                                 $           -
           Class A5 Interest                                                                 $   31,827.74
           Class B Interest                                                                  $           -
           Class C Interest                                                                  $           -
           Class D Interest                                                                  $           -
           Class E Interest                                                                  $           -
           Class A1 Principal                                                                $           -
           Class A2 Principal (distributed after A1 Note matures)                            $           -
           Class A3 Principal (distributed after A2 Note matures)                            $           -
           Class A4 Principal (distributed after A3 Note matures)                            $           -
           Class A5 Principal (distributed after A4 Note matures)                            $       (0.00)
           Class B Principal                                                                 $           -
           Class C Principal                                                                 $           -
           Class D Principal                                                                 $           -
           Class E Principal                                                                 $           -
    6.  To Reserve Account for Requirement per Indenture Agreement Section 3.08
           (Provided no Amortization Event)                                                  $           -
    7.  To Issuer-Residual Principal and Interest and Reserve Account Distribution
        a)  Residual Interest (Provided no Restricting or Amortization Event in effect)      $           -
        b)  Residual Principal (Provided no Restricting or Amortization Event in effect)     $           -
        c)  Reserve Account Distribution (Provided no Restricting or Amortization
              Event in effect)                                                               $           -
                                                                                             -------------
    TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH                                                $   62,964.92
                                                                                             =============
    End of Period Collection Account Balance (Includes Payments in Advance &
     Restricting Event Funds (If any))                                                       $           -
                                                                                             =============

II. RESERVE ACCOUNT
    Beginning Balance                                                                        $           -
        -Add Investment Earnings                                                             $           -
        -Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)      $           -
        -Less Distribution to Certificate Account                                            $           -
                                                                                             -------------
    End of Period Balance                                                                    $           -
                                                                                             =============
    Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
    (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances
          (Provided no Amortization Event))                                                  $           -

    CSA RESERVE ACCOUNT
    Aggregate Beginning Balance*                                                                             $3,476,202.40
        -Add Aggregate Investment Earnings                                                                   $    2,506.53
        -Add Series 1999-1 Amounts Deposited                                                                 $  460,298.63
        -Add Amounts Deposited for All Other Securitizations                                                 $1,059,027.67
                                                                                                             -------------
    SubTotal Available Funds                                                                                 $4,998,035.23

    Amount Available to this series for payment of Claims based on Note Balances of
     all securitizations                                                                     $   59,719.19

        -Less Total Claims submitted for Series 1999-1                                                       $      (38.68)
        -Less Current Month Claims submitted for all other deals                                             $  (12,288.74)
        -Less Transfer of Investment Earnings to Available Funds for all Securitizations                     $   (2,506.53)

                                                                                                             -------------
    Aggregate End of Period Balance                                                                          $4,983,201.28
                                                                                                             =============

*The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series' balance.

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

III. CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
    Beginning Aggregate Principal Balance of the Class A Notes                                                     $   6,168,965.56

    Class A Overdue Interest, If Any                                                                               $       2,050.16
    Class A Monthly Interest                                                                                       $      31,827.74
    Class A Overdue Principal, If Any                                                                              $              -
    Class A Monthly Principal                                                                                      $          (0.00)
                                                                                                                   ----------------
    Ending Aggregate Principal Balance of the Class A Notes                                                        $   6,168,965.56
                                                                                                                   ================

IV. CLASS A NOTE PRINCIPAL BALANCE
    Beginning Principal Balance of the Class A Notes
                Class A1                                                                                           $              -
                Class A2                                                                                           $              -
                Class A3                                                                                           $              -
                Class A4                                                                                           $              -
                Class A5                                                                                           $   6,168,965.56
                                                                                                                   ----------------
                                                                                                                   $   6,168,965.56
    Class A Monthly Interest
                 Class A1 (Actual Number Days/360)                                                                 $              -
                 Class A2                                                                                          $              -
                 Class A3                                                                                          $              -
                 Class A4                                                                                          $              -
                 Class A5                                                                                          $      31,827.74

    Class A Monthly Principal
                Class A1                                                                                           $              -
                Class A2                                                                                           $              -
                Class A3                                                                                           $              -
                Class A4                                                                                           $              -
                Class A5                                                                                           $          (0.00)
                                                                                                                   ----------------
                                                                                                                   $          (0.00)

    Ending Principal Balance of the Class A Notes
                Class A1                                                                                           $              -
                Class A2                                                                                           $              -
                Class A3                                                                                           $              -
                Class A4                                                                                           $              -
                Class A5                                                             CUSIP 23334PAE3               $   6,168,965.56
                                                                                                                   ----------------
                                                                                                                   $   6,168,965.56
                                                                                                                   ================
    CLASS A5
    Interest Paid Per $1,000                                 Original Face $42,620,000                                    0.7467795
    Principal Paid Per $1,000                                Original Face $42,620,000                                    0.0000000
    Ending Principal                                             Balance Factor                                           0.1447434

V. CLASS B NOTE PRINCIPAL BALANCE                                                    CUSIP 23334PAF0
    Beginning Principal Balance of the Class B Notes                                                               $     439,690.60

    Class B Overdue Interest, If Any                                                                               $       2,377.99
    Class B Monthly Interest                                                                                       $              -
    Class B Overdue Principal, If Any                                                                              $              -
    Class B Monthly Principal                                                                                      $              -
                                                                                                                   ----------------
    Ending Principal Balance of the Class B Notes                                                                  $     439,690.60
                                                                                                                   ================
    Interest Paid Per $1,000                                 Original Face $3,768,000                                     0.6311023
    Principal Paid Per $1,000                                Original Face $3,768,000                                     0.0000000
    Ending Principal                                             Balance Factor                                           0.1166907

VI. CLASS C NOTE PRINCIPAL BALANCE                                                   CUSIP 23334PAG8
    Beginning Principal Balance of the Class C Notes                                                               $     880,381.29

    Class C Overdue Interest, If Any                                                                               $       4,977.82
    Class C Monthly Interest                                                                                       $              -
    Class C Overdue Principal, If Any                                                                              $              -
    Class C Monthly Principal                                                                                      $              -
                                                                                                                   ----------------
    Ending Principal Balance of the Class C Notes                                                                  $     880,381.29
                                                                                                                   ================
    Interest Paid Per $1,000                                 Original Face $7,537,000                                     0.6604514
    Principal Paid Per $1,000                                Original Face $7,537,000                                     0.0000000
    Ending Principal                                             Balance Factor                                           0.1168079

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

VII. CLASS D NOTE PRINCIPAL BALANCE                                                      CUSIP 23334PAH6
    Beginning Principal Balance of the Class D Notes                                                               $     586,254.14

    Class D Overdue Interest, If Any                                                                               $       3,588.36
    Class D Monthly Interest                                                                                       $              -
    Class D Overdue Principal, If Any                                                                              $              -
    Class D Monthly Principal                                                                                      $              -
                                                                                                                   ----------------
    Ending Principal Balance of the Class D Notes                                                                  $     586,254.14
                                                                                                                   ================

    Interest Paid Per $1,000                                 Original Face $5,024,000                                     0.7142444
    Principal Paid Per $1,000                                Original Face $5,024,000                                     0.0000000
    Ending Principal                                             Balance Factor                                           0.1166907

VIII. CLASS E NOTE PRINCIPAL BALANCE                                                     CUSIP 23334PAJ2
    Beginning Principal Balance of the Class E Notes                                                               $     734,817.69

    Class E Overdue Interest, If Any                                                                               $       5,970.39
    Class E Monthly Interest                                                                                       $              -
    Class E Overdue Principal, If Any                                                                              $              -
    Class E Monthly Principal                                                                                      $              -
                                                                                                                   ----------------
    Ending Principal Balance of the Class E Notes                                                                  $     734,817.69
                                                                                                                   ================

    Interest Paid Per $1,000                                 Original Face $6,282,000                                     0.9503970
    Principal Paid Per $1,000                                Original Face $6,282,000                                     0.0000000
    Ending Principal                                             Balance Factor                                           0.1169719

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE
    Beginning Residual Principal Balance                                                                           $              -

    Residual Interest                                                                                              $              -
    Residual Principal                                                                                             $              -
                                                                                                                   ----------------
    Ending Residual Principal Balance                                                                              $              -
                                                                                                                   ================
X. PAYMENT TO SERVICER

   -Collection period Servicer Fee to USB                                                                          $       9,026.96
   -Servicer Advances Reimbursement                                                                                $              -
   -Tax, Maintenance, Late Charges                                                                                 $      19,305.41
                                                                                                                   ----------------
   Total amounts due to Servicer                                                                                   $      28,332.37
                                                                                                                   ================

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE


POOL A (SEE EXHIBIT B)
Aggregate Discounted Contract Balance at the  beginning of the related Collection Period                           $  5,504,122.06

    Portion of ADCB at the BEGINNING of the related Collection Period that is Current               $ 5,252,007.34
    Portion of ADCB at the BEGINNING of the related Collection Period that is Delinquent Payments   $   252,114.72

    Portion of ADCB at the END of the related Collection Period that is Current                     $ 4,994,173.56
    Portion of ADCB at the END of the related Collection Period that is Delinquent Payments         $   173,296.53

                                                                                                                   ---------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                                  $  5,167,470.10
                                                                                                                   ===============

(Increase)/Decrease in Aggregate Discounted Contract Balance                                                       $    336,651.97

POOL B (SEE EXHIBIT C)
Aggregate Discounted Contract Balance at the beginning of the related Collection Period                            $    239,535.57

    Portion of ADCB at the BEGINNING of the related Collection Period that is Current               $   235,533.15
    Portion of ADCB at the BEGINNING of the related Collection Period that is Delinquent Payments   $     4,002.42

    Portion of ADCB at the END of the related Collection Period that is Current                     $   219,360.11
    Portion of ADCB at the END of the related Collection Period that is Delinquent Payments         $     3,106.29

                                                                                                                   ---------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                                  $    222,466.40
                                                                                                                   ===============

(Increase)/Decrease in Aggregate Discounted Contract Balance                                                       $     17,069.17

                                                                                                                   ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  $  5,389,936.49
                                                                                                                   ===============

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS

Lease #
                                                                                                 Current Month   Cumulative
----------------------------------------------------------------------------------------------  -------------- --------------
(See EXHIBIT A)
                                                   Pool A Total Discounted Present Value        $            - $  5,580,974.38
                                                   Pool B Total Discounted Present Value        $            - $  1,004,226.48
                                                                                                               ---------------

a)  Discounted Contract Balances of all Defaulted Contracts                                                    $  6,585,200.86
b)  ADCB at Closing Date                                                                                       $251,182,193.26
c)  (Cannot Exceed 6% over the Life of the Pool)                                                                          2.62%

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)

                                                                                                                      Predecessor
                                                                                      Discounted      Predecessor      Discounted
                                                                                     Present Value      Lease #      Present Value
                                                                                    ---------------   -----------   ---------------
Lease #
2199-001                                                                            $  1,112,975.58    1881-001     $  2,435,321.88
1231-041                                                                            $    953,502.31
1560-013                                                                            $    342,866.78
                      Cash                                                          $     25,977.21
3323-002                                                                            $    932,975.98     912-501     $    492,124.09
3330-002                                                                            $    784,394.56     917-501     $    536,814.08
                                                                                    ---------------
                                                                                                        917-502     $    578,192.91
                                                                                                        920-501     $     35,076.58
                                                                                                       1912-001     $     34,364.63
                                                                                                                    ---------------
                                                                      Totals:       $  4,152,692.42                 $  4,111,894.17

a) Discounted Contract Balances of All Prepaid Contracts                                                            $  4,111,894.17
b) ADCB of Pool A at Closing Date                                                                                   $201,135,070.09
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                               2.04%

Data for Current Reporting Period Substitutions
a) Total Discounted Contract Balance of Predecessor Receivables                                        $      -
b) Total Discounted Contract Balance of Substitute Receivables                                         $      -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
   Agreement 7.02                                                                                      $      -

Changes in any of the above detail during the related Collection Period                                YES          NO            X
                                                                                                      -----------   ---------------

     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)

                                                                                                                  Predecessor
                                                                                  Discounted      Predecessor      Discounted
                                                                                 Present Value      Lease #      Present Value
                                                                                ---------------   -----------   ---------------
Lease #
NONE
                                                                  Totals:       $             -
a) Discounted Contract Balances of All Prepaid Contracts                                                        $             -
b) ADCB of Pool B at Closing Date                                                                               $ 50,047,123.17
c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                                             0.00%

Data for Current Reporting Period Substitutions
a) Total Discounted Contract Balance of Predecessor Receivables                                    $       -
b) Total Discounted Contract Balance of Substitute Receivables                                     $       -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
   Agreement 7.02                                                                                  $       -

Changes in any of the above detail during the related Collection Period                            YES          NO    X
                                                                                                   -----------   ---------------

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)

                                                                                                                  Predecessor
                                                                                  Discounted      Predecessor      Discounted
                                                                                 Present Value      Lease #      Present Value
                                                                                ---------------   -----------   ---------------
Lease #
408-502                                                                         $    495,646.95     277-103     $  2,561,363.27
1042-501                                                                        $  1,631,421.93    1513-002     $    953,250.10
2375-001                                                                        $  1,286,730.05    1725-002     $    588,254.35
1097-506                                                                        $    675,567.93
                    Cash                                                        $     13,500.87
2545-002                                                                        $    964,543.83    2205-001     $  3,763,600.22
2907-001                                                                        $    472,557.70
2000667-2                                                                       $    190,558.39
2004051-2                                                                       $    695,143.77
2004051-3                                                                       $    993,964.93
2004887-1                                                                       $    212,022.60
2005804-1                                                                       $    236,366.53
                                                                                ---------------                 ---------------
                                                                  Totals:       $  7,868,025.48                 $  7,866,467.94


a) Discounted Contract Balances of All Non-Performing Contracts                                                 $  7,866,467.94
b) ADCB of Pool A at Closing Date                                                                               $201,135,070.09
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                           3.91%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                                    $      -
b) Total Discounted Contract Balance of Substitute Receivables                                     $      -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
   Agreement 7.02                                                                                  $      -

Changes in any of the above detail during the related Collection Period                            YES          NO            X
                                                                                                  -----------   ---------------

    CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -GENERAL RIGHTS (POOL B)

                                                                                                                  Predecessor
                                                                                  Discounted      Predecessor     Discounted
                                                                                 Present Value      Lease #      Present Value
                                                                                ---------------   -----------   --------------
Lease #
1528-003                                                                        $    642,004.10     960-501     $     82,012.38
2826-003                                                                        $    205,317.69     960-502     $     28,390.17
2906-001                                                                        $    496,511.61    1043-501     $    641,289.38
                   Cash                                                         $      3,932.26    1043-502     $    596,073.73
                                                                                ---------------                 ---------------
                                                                  Totals:       $  1,347,765.66                 $  1,347,765.66

a) Discounted Contract Balances of all Contracts Substituted                                                    $  1,347,765.66
b) ADCB of Pool B at Closing Date                                                                               $ 50,047,123.17
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                           2.69%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                 $             -
b) Total Discounted Contract Balance of Substitute Receivables                  $             -
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing  Agreement 7.02                                     $             -

Changes in any of the above detail during the related Collection Period                            YES          NO    X
                                                                                                  -----------   ---------------

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

XV. POOL PERFORMING MEASUREMENTS
  1                                                    Aggregate Discounted Contract Balance
    Contracts Delinquent > 90 days
    - This Month  :                                                                                        $     94,800.15
    -1 Month Prior  :                                                                                      $    121,704.15
    -2 Months Prior  :                                                                                     $    742,558.64
                                                                                                            ---------------
    Total                                                                                                  $    959,062.94

    a) 3 Month Average:                                                                                    $    319,687.65

    Total Outstanding Contracts
    - This Month  :                                                                                        $  5,389,936.49
    -1 Month Prior  :                                                                                      $  5,743,657.63
    -2 Months Prior  :                                                                                     $  6,682,855.02
                                                                                                           ----------------
    Total                                                                                                  $ 17,816,449.14

    b) 3 Month Average:                                                                                    $  5,938,816.38
    c) a/b                                                                                                            5.38%

2.  Does a Delinquency Condition Exist (1c > 6%)?                                                                  NO
                                                                                                           ----------------

3.  Restricting Event Check
    A. A Delinquency Condition Exists for Current Period?                                                          NO
                                                                                                           ----------------
    B. An Indenture Event of Default has occurred and is then Continuing? *                                       YES
                                                                                                           -----------------

4.  Has a Servicer Event of Default Occurred? *                                                                   NO
                                                                                                           ----------------

5.  Amortization Event?                                                                                          YES
                                                                                                           ----------------

6.  Aggregate Discounted Contract Balance at Closing Date                                                  $251,182,193.26

    Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

    A.D.C.B  **
    30 Days Overdue                                                                                        $             -
    60 Days Overdue                                                                                        $     26,171.66
    90 Days Overdue                                                                                        $     94,800.15
    120 Days Overdue                                                                                       $             -
    150 Days Overdue                                                                                       $             -
    180 Days Overdue                                                                                       $             -
                                                                                                           ---------------
                                                                                                           $    120,971.81

    % OF TOTAL                                                                                             $  5,389,936.49
    A.D.C.B

    30 Days Overdue                                                                                                   0.000%
    60 Days Overdue                                                                                                   0.486%
    90 Days Overdue                                                                                                   1.759%
    120 Days Overdue                                                                                                  0.000%
    150 Days Overdue                                                                                                  0.000%
    180 Days Overdue                                                                                                  0.000%

----------------------------------------------
*Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing
    Agreement event of default listed under Section XV that occurred prior to February 24, 2004 are waived.

**Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

EXHIBIT # A -DETAIL ON DEFAULTED CONTRACTS

                                                                DISCOUNTED
                                           CONTRACT #  POOL  CONTRACT BALANCE
                                          -----------  ----  ----------------
DEFAULT MONTH
  Oct-03                                  0001229-106    A     $1,453,645.06
  Jan-04                                  0001904-001    A     $  338,639.96
  Jan-04                                  0001904-002    A     $  318,650.28
  Jan-04                                  0002178-001    A     $  337,269.84
  Jan-04                                  0001907-002    A     $   48,688.29
  Jan-04                                  0003323-002    A     $  594,888.84
  Jan-04                                  0001907-005    A     $   24,181.27
  Jan-04                                  0003330-002    A     $  500,149.81
  Jan-04                                  0001907-001    A     $  127,440.56
  Jan-04                                  0001907-003    A     $   70,953.61
  Jan-04                                  0001907-004    A     $   15,842.90
  Feb-04                                  0002375-001    A     $  597,529.28
  Feb-04                                  0001918-001    A     $    9,765.81
  Feb-04                                  0002186-002    B     $   52,427.92
  Feb-04                                  0002186-001    B     $  264,916.51
  May-04                                  0001945-001    A     $  905,342.60
  Jun-04                                  2214-001       A     $   60,288.68
  Jun-04                                  9803678-501    A     $      264.82
  Jul-04                                  1640-005       A     $    3,515.68
  Jul-04                                  1003-002       A     $   10,225.64
  Jul-04                                  1945-002       B     $  248,385.88
  Jul-04                                  1945-003       B     $  105,531.78
  Jul-04                                  1945-004       B     $  112,747.12
  Jul-04                                  1945-005       B     $   52,696.21
  Jul-04                                  1945-006       B     $   72,267.26
CHARGEOFFS
  Aug-03                                  0000863-506    B     $    9,874.69
  Nov-03                                  0002116-001    A     $   81,267.15
  Feb-04                                  0001950-001    A     $   80,387.32
  Dec-03                                  3011206-307    A     $      440.66
  Apr-04                                  9803975-501    A     $      880.94
SETTLEMENT
  Jan-04                                  0001305-007    B     $   85,379.11
  Apr-04                                  998-501        A     $        9.87
  Mar-04                                  9805300-101    A     $           -
  Apr-04                                  9900075-401    A     $      705.52
                                                               -------------
                                                               $6,585,200.86
                                                               =============

CURRENT MONTH DEFAULTS RETURNED TO ADCB
---------------------------------------
  Jul-04                                    1686-004                                        A     $    2,467.29
  Jun-04                                    1619-005                                        A     $    8,157.25
  Feb-04                                    0001809-003                                     A     $   10,433.58

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A EXHIBIT B

                                                   JULY ADCB       JULY DELINQ          AUGUST ADCB                AUGUST DELINQ
001-2041076-402                                   $         -     $          -          $         -                 $         -
001-3091316-103                                   $         -     $          -          $         -                 $         -
022-5111018-102                                   $         -     $          -          $         -                 $         -
002-9600645-602                                   $         -     $          -          $         -                 $         -
001-9704153-704                                   $         -     $          -          $         -                 $         -
001-0001506-002                                   $         -     $          -          $         -                 $         -
001-0001609-005                                   $         -     $          -          $         -                 $         -
001-0001743-002                                   $         -     $          -          $         -                 $         -
001-0001830-004                                   $         -     $          -          $         -                 $         -
001-0001843-002                                   $         -     $          -          $         -                 $         -
001-0001859-001                                   $         -     $          -          $         -                 $         -
001-0001918-003                                   $         -     $          -          $         -                 $         -
001-0001972-001                                   $         -     $          -          $         -                 $         -
022-9801196-102                                   $         -     $          -          $         -                 $         -
001-0002087-001                                   $         -     $          -          $         -                 $         -
001-0002096-001                                   $         -     $          -          $         -                 $         -
001-0002096-002                                   $         -     $          -          $         -                 $         -
001-0002096-003                                   $         -     $          -          $         -                 $         -
001-0002096-004                                   $         -     $          -          $         -                 $         -
001-0002096-005                                   $         -     $          -          $         -                 $         -
001-0002096-006                                   $         -     $          -          $         -                 $         -
001-0002096-007                                   $         -     $          -          $         -                 $         -
001-0002096-008                                   $         -     $          -          $         -                 $         -
001-0002096-009                                   $         -     $          -          $         -                 $         -
001-0002096-010                                   $         -     $          -          $         -                 $         -
001-0002108-001                                   $         -     $          -          $         -                 $         -
022-9801973-102                                   $         -     $          -          $         -                 $         -
001-0002201-001                                   $         -     $          -          $         -                 $         -
031-9802991-701                                   $         -     $          -          $         -                 $         -
001-1021003-408                                   $         -     $          -          $         -                 $         -
022-9804640-101                                   $         -     $          -          $         -                 $         -
001-9804790-501                                   $         -     $          -          $         -                 $         -
001-9804848-401                                   $         -     $          -          $         -                 $         -
001-9804849-401                                   $         -     $          -          $         -                 $         -
031-9804850-701                                   $         -     $          -          $         -                 $         -
001-9803163-502                                   $         -     $          -          $         -                 $         -
001-9803228-501                                   $         -     $          -          $         -                 $         -
001-9804869-601                                   $         -     $          -          $         -                 $         -
001-9803414-501                                   $         -     $          -          $         -                 $         -
001-9805029-401                                   $         -     $          -          $         -                 $         -
031-9805428-701                                   $         -     $          -          $         -                 $         -
001-9803630-501                                   $         -     $          -          $         -                 $         -
001-9900028-901                                   $         -     $          -          $         -                 $         -
001-9803855-501                                   $         -     $          -          $         -                 $         -
031-9900095-701                                   $         -     $          -          $         -                 $         -
001-9803904-401                                   $         -     $          -          $         -                 $         -
001-9900221-901                                   $         -     $          -          $         -                 $         -
001-9803943-501                                   $         -     $          -          $         -                 $         -
001-9804207-501                                   $         -     $          -          $         -                 $         -
013-9802545-101                                   $         -     $          -          $         -                 $         -
001-0001986-002                                   $         -     $          -          $         -                 $         -
001-0004232-401                                   $         -     $          -          $         -                 $         -
001-0001022-501                                   $         -     $          -          $         -                 $         -
001-0001883-001                                   $         -     $          -          $         -                 $         -
001-0001826-001                                   $         -     $          -          $         -                 $         -
001-0001171-005                                   $         -     $ 119,872.00          $         -                 $ 19,872.00
001-0001857-002                                   $  2,781.53     $          -          $  1,394.89                 $         -
001-0004188-401                                   $  3,602.23     $          -          $  1,806.46                 $         -
001-0002104-002                                   $  8,073.79     $          -          $  8,103.21                 $         -
001-0001574-007                                   $  8,559.86     $          -          $  8,107.39                 $         -
001-0002103-002                                   $ 10,774.85     $          -          $ 10,814.11                 $         -
001-0001824-007                                   $ 27,934.83     $          -          $ 26,541.77                 $         -
001-0001097-506                                   $ 53,646.00     $  68,058.15          $ 40,353.63                 $ 54,446.52
001-0000873-007                                   $ 49,153.86     $          -          $ 49,153.86                 $         -
001-0002057-001                                   $ 52,365.12     $          -          $ 52,557.51                 $         -
003-2000667-002                                   $ 60,144.43     $          -          $ 56,550.37                 $         -
001-0004193-401                                   $ 56,567.15     $          -          $ 56,567.15                 $         -
001-0001560-013                                   $ 66,484.47     $          -          $ 60,012.14                 $         -

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

001-0001830-005                $    67,967.27  $          -   $   67,967.27    $         -
001-0001231-032                $    70,129.02  $          -   $   70,129.02    $         -
001-0001996-001                $    87,840.51  $          -   $   70,480.28    $         -
001-0001824-006                $    78,458.05  $          -   $   73,441.97    $         -
003-2005804-001                $    77,889.16  $          -   $   73,521.70    $         -
001-0004193-405                $    96,658.36  $          -   $   96,658.36    $         -
001-0001829-003                $   107,705.19  $          -   $  106,176.08    $         -
001-0002907-001                $   127,204.06  $          -   $  118,619.06    $         -
001-0001917-001                $   250,806.07  $  18,724.61   $  233,574.07    $         -
001-0002104-001                $   303,441.69  $          -   $  304,551.81    $         -
001-0001830-002                $   364,600.20  $          -   $  319,966.02    $ 46,804.00
001-0001231-041                $   410,460.74  $          -   $  410,460.74    $         -
001-0001574-006                $   421,081.00  $          -   $  422,618.91    $         -
001-0002103-001                $   430,917.19  $          -   $  432,487.62    $         -
001-0002107-001                $   732,941.69  $  45,459.96   $  691,843.61    $ 45,459.95
001-0002063-001                $ 1,215,563.51  $          -   $1,109,383.84    $         -
001-0001619-005                                               $   10,968.31    $    846.82   August-04 Return to ADCB
001-0001686-004                $            -  $   2,467.29   $    8,929.97    $         -   August-04 Return to ADCB
001-0001809-003                                               $      432.42    $  5,867.24   August-04 Return to ADCB
PAYOFFS
001-9702198-504                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0001738-003                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0001921-001                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0001963-001                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0001967-003                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0001995-001                $            -  $          -   $           -    $         -   August, 2004 Payoff
013-9804221-501                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0002111-001                $            -  $          -   $           -    $         -   August, 2004 Payoff
002-9802002-603                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0002145-001                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9802766-602                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9804477-101                $            -  $          -   $           -    $         -   August, 2004 Payoff
012-9802867-401                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9804562-501                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9804571-401                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9803023-501                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9804615-601                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9803066-501                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9803449-601                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9803488-101                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9805318-901                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9803716-601                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9803947-401                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-9803972-401                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0001946-004                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0001738-005                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0001828-003                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0001788-001                $            -  $          -   $           -    $         -   August, 2004 Payoff
001-0002143-001                $     2,383.16  $          -   $           -    $         -   August, 2004 Payoff
001-0002143-002                $     5,872.33  $          -   $           -    $         -   August, 2004 Payoff
001-0001935-001                $            -  $          -   $           -    $         -   August, 2004 Payoff
022-4051125-402                $            -  $          -                                  July, 2004 Payoff
012-9703049-701                $            -  $          -                                  July, 2004 Payoff
001-0001702-006                $            -  $          -                                  July, 2004 Payoff
001-9804245-101                $            -  $          -                                  July, 2004 Payoff
001-0002147-001                $            -  $          -                                  July, 2004 Payoff
001-9804678-701                $            -  $          -                                  July, 2004 Payoff
001-9803147-501                $            -  $          -                                  July, 2004 Payoff
001-9804991-502                $            -  $          -                                  July, 2004 Payoff
001-9803445-101                $            -  $          -                                  July, 2004 Payoff
001-9900018-401                $            -  $          -                                  July, 2004 Payoff
001-9900157-901                $            -  $          -                                  July, 2004 Payoff
001-9804198-401                $            -  $          -                                  July, 2004 Payoff
001-0001984-002                $            -  $          -                                  July, 2004 Payoff
001-0001986-001                $            -  $          -                                  July, 2004 Payoff
001-0001946-003                $            -  $          -                                  July, 2004 Payoff
001-0001905-004                $            -  $          -                                  July, 2004 Payoff
001-0002192-001                $            -  $          -                                  July, 2004 Payoff
001-0001905-002                $            -  $          -                                  July, 2004 Payoff
001-0000867-505                                                                              June, 2004 Payoff
001-0000997-501                                                                              June, 2004 Payoff

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

001-0001984-001                                                                     June, 2004 Payoff
001-9802709-102                                                                     June, 2004 Payoff
001-9802709-103                                                                     June, 2004 Payoff
001-9804554-101                                                                     June, 2004 Payoff
001-9804771-601                                                                     June, 2004 Payoff
001-9900037-901                                                                     June, 2004 Payoff
001-9900175-401                                                                     June, 2004 Payoff
031-9900179-701                                                                     June, 2004 Payoff
031-9900212-701                                                                     June, 2004 Payoff
001-0002093-002                                                                     June, 2004 Payoff
001-0002081-001                                                                     June, 2004 Payoff
001-0001905-001                                                                     June, 2004 Payoff
001-0001016-501                                                                     May, 2004 Payoff
001-0001738-004                                                                     May, 2004 Payoff
001-0001740-004                                                                     May, 2004 Payoff
001-0001933-001                                                                     May, 2004 Payoff
001-0001933-002                                                                     May, 2004 Payoff
031-9804309-701                                                                     May, 2004 Payoff
013-9804492-101                                                                     May, 2004 Payoff
013-9804852-401                                                                     May, 2004 Payoff
001-9805364-401                                                                     May, 2004 Payoff
001-9804101-901                                                                     May, 2004 Payoff
001-0001987-001                                                                     May, 2004 Payoff
001-0001833-001                                                                     May, 2004 Payoff
001-0001833-002                                                                     May, 2004 Payoff
001-0001929-001                                                                     April, 2004 Payoff
001-0001938-002                                                                     April, 2004 Payoff
001-0001992-001                                                                     April, 2004 Payoff
001-9805028-901                                                                     April, 2004 Payoff
001-9805051-501                                                                     April, 2004 Payoff
001-9803456-501                                                                     April, 2004 Payoff
001-9803839-401                                                                     April, 2004 Payoff
001-9803947-402                                                                     April, 2004 Payoff
001-9804060-101                                                                     April, 2004 Payoff
013-9804264-401                                                                     April, 2004 Payoff
                   -----------------  ------------  --------------  -------------
                   $    5,252,007.34  $ 252,114.72  $ 4,994,173.56  $  173,296.53
                   =================  ============  ==============  =============

DEFAULTS
001-0001003-002    $              -   $  10,225.64                                        July, 2004 Default
001-0001640-005    $              -   $   3,515.68                                        July, 2004 Default
001-9803678-501                                                                           June, 2004 Default
001-0002214-001                                                                           June, 2004 Default
001-0001945-001                                                                           May, 2004 Default
001-0000998-501                                                                           April, 2004 Default
034-9900075-401                                                                           April, 2004 Default
001-9803975-501                                                                           April, 2004 Default
001-9805300-101                                                                           March, 2004 Default
001-0001918-001                                                                           February, 2004 Default
001-0001950-001                                                                           February, 2004 Default
001-0002375-001                                                                           February, 2004 Default
                   -----------------  ------------               -------------------          --------------
                   JULY DEFAULTS DCB  $  16,208.61               AUGUST DEFAULTS DCB          $            -
                   =================  ============               ===================          ==============

SETTLEMENTS                                                                                      GAIN/LOSS
                                                                                              --------------
001-0001930-002                                                 July, 2004 Settlement         $   (47,268.17)
001-0001930-003                                                 July, 2004 Settlement         $   (47,268.17)
001-0001730-005                                                 May, 2004 Settlement          $    (1,021.95)
001-0001730-003                                                 May, 2004 Settlement          $    (1,090.90)
RESTRUCTURES
001-0001231-041                                                 July, 2004 Restructure        $     1,401.97
001-0001829-003                                                 July, 2004 Restructure        $     2,080.19
001-0000873-007                                                 July, 2004 Restructure        $    (1,169.48)
001-0001231-032                                                 July, 2004 Restructure        $    (1,668.48)
001-0001574-006                                                 July, 2004 Restructure        $   (26,794.02)
001-0001574-007                                                 July, 2004 Restructure        $    (1,433.35)
001-0002057-001                                                 July, 2004 Restructure        $    (5,914.64)
001-0002103-001                                                 July, 2004 Restructure        $   (21,724.44)
001-0002103-002                                                 July, 2004 Restructure        $      (471.86)
001-0002104-001                                                 July, 2004 Restructure        $  (126,836.76)
001-0002104-002                                                 July, 2004 Restructure        $    (3,306.00)

-------------------------------------------------------------------------------
      JULY TOTAL BALANCE  $5,504,122.06    AUGUST TOTAL BALANCE  $5,167,470.10
===============================================================================

                           DVI Receivables VIII L.L.C.
                                     1999-1
                                SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL B EXHIBIT C

                    JULY ADCB       JULY DELINQ      AUGUST ADCB        AUGUST DELINQ
001-0000021-504    $         -      $         -      $         -        $         -
001-0000110-550    $         -      $         -      $         -        $         -
001-0000110-560    $         -      $         -      $         -        $         -
001-0000923-501    $         -      $         -      $         -        $         -
001-0000926-501    $         -      $         -      $         -        $         -
001-0000945-501    $         -      $         -      $         -        $         -
001-0000974-501    $         -      $         -      $         -        $         -
001-0000975-501    $         -      $         -      $         -        $         -
001-0001008-501    $         -      $         -      $         -        $         -
001-0001009-501    $         -      $         -      $         -        $         -
001-0001010-501    $         -      $         -      $         -        $         -
001-0001020-501    $         -      $         -      $         -        $         -
001-0001021-501    $         -      $         -      $         -        $         -
001-0001026-501    $         -      $         -      $         -        $         -
001-0001028-501    $         -      $         -      $         -        $         -
001-0001035-506    $         -      $         -      $         -        $         -
001-0001039-501    $         -      $         -      $         -        $         -
001-0001579-004    $         -      $         -      $         -        $         -
001-0002073-003    $         -      $         -      $         -        $         -
001-0004161-404    $         -      $         -      $         -        $         -
001-0004240-402    $         -      $         -      $         -        $         -
001-0004274-401    $         -      $         -      $         -        $         -
001-0000904-503    $         -      $         -      $         -        $         -
001-0000110-563    $         -      $         -      $         -        $         -
001-0000925-504    $  1,673.75      $    230.65      $  1,002.21        $         -
001-0000925-502    $  1,714.27      $         -      $  1,026.47        $         -
001-0000925-503    $  1,746.50      $         -      $  1,045.77        $         -
001-0001996-002    $  4,414.08      $         -      $  3,541.71        $         -
001-0002826-003    $ 71,544.85      $  3,771.77      $ 67,533.13        $  3,106.29
001-0002906-001    $154,439.70      $         -      $145,210.81        $         -
PAYOFFS
001-0002073-004    $         -      $         -      $         -        $         -      August, 2004 Payoff
001-0002073-005    $         -      $         -      $         -        $         -      August, 2004 Payoff
001-0002073-006    $         -      $         -      $         -        $         -      August, 2004 Payoff
001-0002165-001    $         -      $         -      $         -        $         -      August, 2004 Payoff
001-0002183-002    $         -      $         -      $         -        $         -      August, 2004 Payoff
001-0002183-003    $         -      $         -      $         -        $         -      August, 2004 Payoff
001-0002183-001    $         -      $         -      $         -        $         -      August, 2004 Payoff
001-0002149-001    $         -      $         -                                          July, 2004 Payoff
001-0002073-002                                                                          June, 2004 Payoff
001-0002073-008                                                                          June, 2004 Payoff
001-0002109-003                                                                          June, 2004 Payoff
001-0001024-503                                                                          May, 2004 Payoff
001-0001528-003                                                                          May, 2004 Payoff
001-0001830-003                                                                          May, 2004 Payoff
001-0002073-001                                                                          May, 2004 Payoff
001-0002073-007                                                                          May, 2004 Payoff
001-0001841-002                                                                          May, 2004 Payoff
001-0002181-001                                                                          May, 2004 Payoff
001-0002163-002                                                                          May, 2004 Payoff
001-0002163-001                                                                          May, 2004 Payoff
001-0001537-002                                                                          April, 2004 Payoff
001-0002184-001                                                                          April, 2004 Payoff
                   ----------------------------------------------------------------
                   $  235,533.15    $    4,002.42    $  219,360.11      $  3,106.29
                   ================================================================
DEFAULTS
001-0001945-005    $         -      $   21,959.51                                        July, 2004 Default
001-0001945-006    $         -      $   31,414.64                                        July, 2004 Default
001-0001945-003    $         -      $   48,372.90                                        July, 2004 Default
001-0001945-004    $         -      $   48,001.29                                        July, 2004 Default
001-0001945-002    $         -         111,924.17                                        July, 2004 Default
001-0002186-001                                                                          February, 2004 Default
001-0002186-002                                                                          February, 2004 Default
                 ------------------------------------------------------------------
                 JULY DEFAULTS DCB  $  591,628.25 AUGUST DEFAULTS DCB   $         -
                 ==================================================================

                 ------------------------------------------------------------------
                 JULY TOTAL BALANCE $  239,535.57 AUGUST TOTAL BALANCE  $222,466.40
                 ==================================================================

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                SERVICER REPORT
                              For the Payment Date
                               September 13, 2004

With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS's figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI's original information and accordingly disclaims any liability for the accuracy of those figures.

/s/ Joseph Andries by Lisa Olin
-----------------------------------------------
APPROVED BY: JOSEPH A. ANDRIES, SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES